UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2023

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual report to shareholders for the period ended August 31, 2023:

Floating Rate Income Fund

Annual report
John Hancock
Floating Rate Income Fund
Fixed income
August 31, 2023

A message to shareholders
Dear shareholder,
Bonds posted mixed results for the 12 months ended August 31, 2023. Inflation remained a key factor; while rates cooled off from their 40-year highs during the summer of 2022, they remained elevated through period end. To curb inflationary pressures, the U.S. Federal Reserve (Fed) continued to raise short-term interest rates and emphasized that further interest rate increases may be necessary to bring inflation under control.
U.S. bond yields moved broadly higher, with short- and intermediate-term bond yields rising the most. On a sector basis, U.S. Treasury securities and residential mortgage-backed securities declined the most, while high-yield corporate bonds posted positive returns, reflecting signs of improving economic growth late in the period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Floating Rate Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
34	Financial statements
38	Financial highlights
44	Notes to financial statements
56	Report of independent registered public accounting firm
57	Tax information
58	Evaluation of advisory and subadvisory agreements by the Board of Trustees
65	Statement regarding liquidity risk management
67	Trustees and Officers
71	More information
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Morningstar LSTA U.S. Leveraged Loan Index, formerly known as S&P/LSTA Leveraged Loan Index, tracks the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Leveraged loans have recovered following the selloff in 2022
Leveraged loans are among the best-performing credit sectors over the period.
Lower rated assets have rallied in 2023
Following the high-quality rally for much of 2022, lower rated assets (single-B and CCC rated) have outperformed this year as the macroeconomic environment has generally been better than feared.
The fund outperformed its benchmark
The fund posted a positive return and outperformed (before expenses) the Morningstar LSTA U.S. Leveraged Loan Index.
PORTFOLIO COMPOSITION AS OF 8/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	3

SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

QUALITY COMPOSITION AS OF 8/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you discuss the performance of the bank loan market during the 12 months ended August 31, 2023?
Bank loans performed well during the period. This is in part due to the recovery in prices following the selloff in 2022, but also due to elevated yields and positive investor sentiment. Given base rates have increased to decades-high levels, loans now provide an attractive yield to investors. In addition, lower rated assets have outperformed, reversing the trend we saw for much of 2022.
In general, while we are relatively cautious on the market fundamentals, earnings and macroeconomic data has been better than feared, opening the door for a potential soft landing or no landing. This has contributed to the positive sentiment in the market and the strong returns in risk assets. Default rates have increased in the market but still remain at manageable levels around long-term averages.
What affected the fund’s performance during the reporting period?
Single-B and CCC assets contributed to relative returns in the period. The contribution came from both the overweight to these assets as well as single-name selection within each quality segment. Structured credit, which is a small allocation within the fund, was also a contributor during the period. On an industry basis, an overweight in the aerospace and defense industries and an underweight in consumer cyclical were the top contributors to returns.
High-quality holdings detracted from returns as BB loans have lagged in recent months. The high-yield bond allocation has been a modest detractor from returns in the period but has recovered significantly following the duration led selloff in early
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	82.9
Luxembourg	4.8
Cayman Islands	3.1
United Kingdom	2.6
Canada	2.0
Netherlands	1.2
Germany	1.0
Other countries	2.4
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	5

2022. On an industry basis, underweights to the telecommunications and gaming and leisure segments were the largest detractors from relative returns. Forward foreign currency contracts were used during the period and detracted from performance.
MANAGED BY

Kim Harris
Nate Whittier
Andrew Carlino
The views expressed in this report are exclusively those of the portfolio management team at BCSF Advisors, LP (Bain Capital Credit), and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-23	as of 8-31-23
Class A	5.79	2.97	2.77	15.76	31.48	8.64	8.45
Class C	6.72	2.71	2.30	14.31	25.48	8.11	7.91
Class I1	8.77	3.71	3.31	19.99	38.47	9.07	8.89
Class R6[1]	8.89	3.85	3.41	20.81	39.84	9.22	9.04
Class 1[1]	8.85	3.81	3.39	20.57	39.59	9.18	8.99
Class NAV[1]	8.89	3.83	3.43	20.68	40.10	9.22	9.04
Index††	9.37	4.40	4.22	24.05	51.23	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.0% to 2.5%, effective 2-3-14. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1	Class NAV
Gross (%)	1.11	1.86	0.86	0.75	0.79	0.74
Net (%)	1.02	1.77	0.79	0.68	0.72	0.68
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Morningstar LSTA U.S. Leveraged Loan Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Floating Rate Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Morningstar LSTA U.S. Leveraged Loan Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-13	12,548	12,548	15,123
Class I1	8-31-13	13,847	13,847	15,123
Class R6[1]	8-31-13	13,984	13,984	15,123
Class 1[1]	8-31-13	13,959	13,959	15,123
Class NAV[1]	8-31-13	14,010	14,010	15,123
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 3.0% to 2.5%, which became effective on 2-3-14.
The Morningstar LSTA U.S. Leveraged Loan Index, formerly known as S&P/LSTA Leveraged Loan Index, tracks the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,060.00	$5.19	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class C	Actual expenses/actual returns	1,000.00	1,056.00	9.07	1.75%
	Hypothetical example	1,000.00	1,016.40	8.89	1.75%
Class I	Actual expenses/actual returns	1,000.00	1,061.20	4.00	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R6	Actual expenses/actual returns	1,000.00	1,061.80	3.43	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class 1	Actual expenses/actual returns	1,000.00	1,061.60	3.64	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	1,061.80	3.43	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-23
	Rate (%)	Maturity date		Par value^	Value
Term loans (A) 81.8%					$806,459,041
(Cost $840,729,288)
Communication services 7.2%					71,053,471
Diversified telecommunication services 1.9%
Connect Finco SARL, 2021 Term Loan B (1 month SOFR + 3.500%)	8.831	12-11-26		1,584,540	1,579,342
Cyxtera DC Holdings, Inc., 2023 DIP Term Loan (1 month SOFR + 8.500%)	13.931	12-07-23		2,429,332	2,430,352
Cyxtera DC Holdings, Inc., Incremental Term Loan (B)	0.000	05-01-24		1,102,564	556,795
Cyxtera DC Holdings, Inc., Term Loan B (B)	0.000	05-01-24		7,109,466	4,251,460
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan (1 month SOFR + 3.750%)	9.196	10-08-27		1,969,679	1,912,223
Level 3 Financing, Inc., 2019 Term Loan B (1 month SOFR + 1.750%)	7.196	03-01-27		1,240,847	1,174,350
Voyage Digital, USD Term Loan B (3 month SOFR + 4.250%)	9.630	05-11-29		3,992,853	3,985,386
Zacapa SARL, 2022 Term Loan (3 month SOFR + 4.000%)	9.242	03-22-29		2,895,392	2,882,276
Entertainment 0.1%
Technicolor Creative Studios SA, 2023 EUR Non-Convertible Subordinated Term Loan (3 month EURIBOR + 5.000%) (C)	8.476	06-05-30	EUR	729,001	0
Technicolor Creative Studios SA, EUR Term Loan (6 month EURIBOR + 0.500%)	4.294	09-15-26	EUR	1,804,717	1,068,982
Interactive media and services 1.3%
Arches Buyer, Inc., 2021 Term Loan B (1 month SOFR + 3.250%)	8.681	12-06-27		4,785,048	4,646,713
Knot Worldwide, Inc., 2022 Term Loan (1 and 6 month SOFR + 4.500%)	9.826	12-19-25		3,273,524	3,265,340
MH Sub I LLC, 2017 1st Lien Term Loan (1 month SOFR + 3.750%)	9.196	09-13-24		80,808	80,778
MH Sub I LLC, 2020 Incremental Term Loan (1 month SOFR + 3.750%)	9.196	09-13-24		183,804	183,727
MH Sub I LLC, 2023 Term Loan (1 month SOFR + 4.250%)	9.581	05-03-28		4,950,000	4,753,089
Media 3.4%
Altice France SA, 2023 USD Term Loan B14 (3 month SOFR + 5.500%)	10.808	08-15-28		1,554,669	1,357,428
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
CMI Marketing, Inc., 2021 First Lien Term Loan B (1 month SOFR + 4.250%)	9.696	03-23-28		3,508,868	$3,368,514
CSC Holdings LLC, 2022 Term Loan B6 (1 month SOFR + 4.500%)	9.810	01-18-28		2,357,986	2,220,445
Digital Media Solutions LLC, Term Loan B (3 month LIBOR + 5.000%)	10.538	05-25-26		2,492,755	1,875,798
Hunter US Bidco, Inc., USD Term Loan B (3 month SOFR + 4.250%)	9.592	08-19-28		3,878,501	3,871,325
Oceankey US II Corp., 2021 Term Loan (1 month SOFR + 3.500%)	8.931	12-15-28		1,776,303	1,707,471
Radiate Holdco LLC, 2021 Term Loan B (1 month SOFR + 3.250%)	8.696	09-25-26		2,014,073	1,644,954
Recorded Books, Inc., 2021 Term Loan (1 month SOFR + 4.000%)	9.331	08-29-25		2,724,969	2,724,396
Research Now Group LLC, 2017 1st Lien Term Loan (3 month SOFR + 5.500%)	10.933	12-20-24		6,250,010	4,404,507
Research Now Group LLC , 2017 2nd Lien Term Loan (3 month SOFR + 9.500%)	14.933	12-20-25		629,484	314,742
Titan US Finco LLC, 2021 USD Term Loan (3 month LIBOR + 4.000%)	9.538	10-18-28		2,429,769	2,375,099
United Talent Agency LLC, Term Loan B (1 month SOFR + 3.500%)	9.446	07-07-28		3,340,482	3,290,375
Virgin Media Bristol LLC, 2020 USD Term Loan Q (1 month SOFR + 3.250%)	8.675	01-31-29		4,046,999	3,996,411
Wireless telecommunication services 0.5%
Crown Subsea Communications Holding, Inc., 2021 Term Loan (1 month SOFR + 5.000%)	10.433	04-27-27		3,445,647	3,448,886
Crown Subsea Communications Holding, Inc., 2023 Incremental Term Loan (1 month SOFR + 5.250%)	10.683	04-27-27		1,679,503	1,682,307
Consumer discretionary 13.1%					129,187,790
Automobile components 0.4%
IXS Holdings, Inc., 2020 Term Loan B (3 month SOFR + 4.250%)	9.638	03-05-27		4,955,348	4,304,067
Automobiles 1.1%
Constellation Automotive, Ltd., EUR Term Loan B (6 month EURIBOR + 4.000%)	7.781	07-28-28	EUR	2,016,153	2,034,166
Constellation Automotive, Ltd., GBP 2nd Lien Term Loan B (6 month SONIA + 7.500%)	12.684	07-27-29	GBP	842,559	721,200
12	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
OEConnection LLC, 2019 Term Loan B (1 month SOFR + 4.000%)	9.428	09-25-26		4,665,545	$4,639,885
Wheel Pros, Inc., 2021 Term Loan (3 month LIBOR + 4.500%)	10.107	05-11-28		5,683,716	3,753,413
Distributors 0.2%
Northwest Fiber LLC, 2021 Term Loan (1 month SOFR + 3.750%)	9.180	04-30-27		2,228,380	2,160,593
Diversified consumer services 2.1%
Foundational Education Group, Inc., 1st Lien Term Loan (3 month SOFR + 4.250%)	9.881	08-31-28		3,916,744	3,613,197
Fugue Finance LLC, 2023 USD Term Loan B (3 month SOFR + 4.500%)	9.922	01-31-28		1,024,987	1,025,418
Learning Care Group US No. 2, Inc., 2023 Term Loan (3 month SOFR + 4.750%)	10.130	08-11-28		654,352	652,991
Markermeer Finance BV, 2020 EUR Term Loan B (6 month EURIBOR + 3.000%)	6.663	01-29-27	EUR	1,715,255	1,789,037
OMNIA Partners LLC, Term Loan B (3 month SOFR + 4.250%)	9.601	07-25-30		1,086,090	1,088,132
PCI Gaming Authority, Term Loan (1 month SOFR + 2.500%)	7.946	05-29-26		2,894,228	2,893,707
Prometric Holdings, Inc., 1st Lien Term Loan (3 month SOFR + 3.000%)	8.684	01-29-25		3,025,545	2,900,741
Safe Fleet Holdings LLC, 2022 Term Loan (1 month SOFR + 3.750%)	9.168	02-23-29		2,689,637	2,689,637
Whatabrands LLC, 2021 Term Loan B (1 month SOFR + 3.250%)	8.696	08-03-28		4,080,483	4,075,913
Hotels, restaurants and leisure 4.2%
Aimbridge Acquisition Company, Inc., 2019 Term Loan B (1 month SOFR + 3.750%)	9.196	02-02-26		6,416,786	6,095,946
Bally’s Corp., 2021 Term Loan B (3 month SOFR + 3.250%)	9.099	10-02-28		3,865,335	3,752,042
Crown Finance US, Inc., 2023 Exit Term Loan (3 month SOFR + 8.500%)	14.381	07-31-28		1,739,453	1,748,690
Global Business Travel Holdings, Ltd., 2018 Term Loan B (3 month LIBOR + 2.500%)	8.231	08-13-25		4,130,241	3,990,846
Great Canadian Gaming Corp., 2021 Term Loan (3 month LIBOR + 4.000%)	9.520	11-01-26		2,369,018	2,374,206
Hurtigruten Group AS, EUR Term Loan B (6 month EURIBOR + 6.500%)	10.451	02-28-27	EUR	2,124,041	1,870,202
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.000%)	8.431	12-15-27		5,878,504	$5,842,351
Lakeland Holdings LLC, 2020 HoldCo Term Loan (0.000 Cash or 13.250% PIK)	0.000	09-25-27		526,728	402,947
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	7.196	11-19-26		3,221,711	3,199,352
Ontario Gaming GTA LP, Term Loan B (3 month SOFR + 4.250%)	9.622	08-01-30		790,562	792,048
Playa Resorts Holding BV, 2022 Term Loan B (1 month SOFR + 4.250%)	9.564	01-05-29		5,606,394	5,598,769
Scientific Games International, Inc., 2022 USD Term Loan (1 month SOFR + 3.000%)	8.412	04-14-29		3,471,296	3,467,582
Vue International Holdco, Ltd., 2023 EUR PIK Term Loan (6 month EURIBOR + 2.000% or 6.000% PIK)	5.680	12-31-27	EUR	3,473,889	1,878,748
Household durables 0.6%
ACProducts Holdings, Inc., 2021 Term Loan B (3 month SOFR + 4.250%)	9.753	05-17-28		2,794,633	2,385,918
Keter Group BV, EUR Term Loan B (3 month EURIBOR + 4.250%)	7.964	10-31-23	EUR	1,724,167	1,726,259
Keter Group BV, EUR Term Loan B3A (2 month EURIBOR + 4.250%)	7.888	10-31-23	EUR	94,996	95,111
Nobel Bidco BV, EUR Term Loan B (6 month EURIBOR + 3.500%)	7.270	09-01-28	EUR	1,281,634	1,312,610
Leisure products 1.3%
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1 (1 month SOFR + 3.500%)	8.931	12-21-28		5,341,803	5,338,491
J&J Ventures Gaming LLC, 2023 Incremental Term Loan B (D)	TBD	04-26-28		1,021,419	985,669
J&J Ventures Gaming LLC, 2023 Nevada Delayed Draw Term Loan (D)	TBD	04-15-30		1,838,554	1,774,204
PlayPower, Inc., 2019 Term Loan (3 month SOFR + 5.500%)	10.918	05-08-26		3,471,768	2,721,866
Recess Holdings, Inc., 2023 Term Loan (3 month SOFR + 4.000%)	9.383	03-17-27		1,588,826	1,584,854
Specialty retail 2.7%
Eyemart Express LLC, 2021 Term Loan (1 month SOFR + 3.000%)	8.430	08-31-27		4,188,506	3,905,782
Mavis Tire Express Services Topco Corp., 2021 Term Loan B (1 month SOFR + 4.000%)	9.446	05-04-28		4,719,675	4,700,797
14	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Petco Health & Wellness Company, Inc., 2021 Term Loan B (3 month SOFR + 3.250%)	8.753	03-03-28		3,148,286	$3,127,444
Runner Buyer, Inc., 2021 Term Loan B (3 month SOFR + 5.500%)	10.945	10-20-28		3,246,821	2,463,525
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month SOFR + 3.250%)	9.181	10-15-28		2,569,812	2,521,628
SRS Distribution, Inc., 2021 Term Loan B (1 month SOFR + 3.500%)	8.946	06-02-28		4,904,797	4,834,315
SRS Distribution, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.500%)	8.931	06-02-28		466,385	459,973
Staples, Inc., 7 Year Term Loan (3 month LIBOR + 5.000%)	10.634	04-16-26		1,287,397	1,101,728
The Michaels Companies, Inc., 2021 Term Loan B (3 month SOFR + 4.250%)	9.753	04-15-28		3,716,415	3,438,947
Textiles, apparel and luxury goods 0.5%
New Trojan Parent, Inc., 1st Lien Term Loan (1 month SOFR + 3.250%)	8.680	01-06-28		4,905,725	2,642,959
Tory Burch LLC, Term Loan B (1 month SOFR + 3.250%)	8.570	04-16-28		2,748,110	2,709,884
Consumer staples 2.6%					25,335,779
Consumer staples distribution and retail 0.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan (1 month SOFR + 3.750%)	9.196	10-01-25		3,291,637	3,134,461
H-Food Holdings LLC, 2018 Term Loan B (3 month LIBOR + 3.688%)	9.372	05-23-25		6,291,684	5,680,635
Food products 0.6%
Upfield BV, 2023 EUR Term Loan B (6 month EURIBOR + 3.500%)	7.413	01-02-28	EUR	1,986,347	2,101,729
Upfield BV, 2023 GBP Term Loan B (SONIA + 4.000%)	8.968	01-31-28	GBP	1,634,280	2,003,766
Upfield USA Corp., 2023 USD Term Loan B (6 month SOFR + 3.000%)	8.210	01-31-28		1,517,532	1,479,594
Household products 0.3%
Kronos Acquisition Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	9.253	12-22-26		2,723,372	2,685,544
Personal care products 0.8%
Rainbow UK Bidco, Ltd., GBP Term Loan B (6 month SONIA + 5.000%)	10.184	02-24-29	GBP	2,501,356	2,981,223
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Personal care products (continued)
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month SOFR + 3.750%)	9.092	10-01-26		5,265,878	$5,268,827
Energy 0.9%					9,055,614
Oil, gas and consumable fuels 0.9%
EG Finco, Ltd., 2018 EUR Term Loan B1 (D)	TBD	02-07-25	EUR	2,822,315	3,055,666
Northriver Midstream Finance LP, 2023 USD Term Loan B (3 month SOFR + 3.000%)	8.327	08-16-30		2,820,088	2,813,038
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan (1 month SOFR + 3.250%)	8.682	10-05-28		3,190,005	3,186,910
Quicksilver Resources, Inc., New 2nd Lien Term Loan (B)(C)	0.000	06-21-22		19,606,608	0
Financials 7.5%					73,633,031
Capital markets 2.1%
Aretec Group, Inc., 2018 Term Loan (1 month SOFR + 4.250%)	9.681	10-01-25		2,368,162	2,372,354
Aretec Group, Inc., 2023 Incremental Term Loan (D)	TBD	08-09-30		546,115	544,580
Hightower Holding LLC, 2021 Term Loan B (3 month SOFR + 4.000%)	9.351	04-21-28		4,721,552	4,654,648
Jane Street Group LLC, 2021 Term Loan (1 month SOFR + 2.750%)	8.196	01-26-28		4,075,960	4,065,770
Jump Financial LLC, Term Loan B (3 month SOFR + 4.500%)	10.004	08-07-28		4,866,348	4,647,362
LSF11 Trinity Bidco, Inc., Term Loan (1 month SOFR + 4.500%)	9.813	06-14-30		2,054,620	2,054,620
Mariner Wealth Advisors LLC, Term Loan B (D)	TBD	08-18-28		2,436,000	2,378,145
Financial services 2.6%
Advisor Group, Inc., 2023 Term Loan B (3 month SOFR + 4.500%)	9.872	08-17-28		4,722,215	4,713,951
Ascensus Holdings, Inc., Term Loan (1 month SOFR + 3.500%)	8.946	08-02-28		4,838,775	4,775,291
CTC Holdings LP, Term Loan B (3 month SOFR + 5.000%)	10.344	02-20-29		2,467,794	2,412,269
DRW Holdings LLC, 2021 Term Loan (1 month SOFR + 3.750%)	9.196	03-01-28		2,905,929	2,898,664
Hudson River Trading LLC, 2021 Term Loan (3 month SOFR + 3.000%)	8.631	03-20-28		3,912,427	3,853,741
Kestra Advisor Services Holdings A, Inc., 2019 Term Loan (3 month SOFR + 4.250%)	9.592	06-03-26		1,767,506	1,763,088
16	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services (continued)
Mermaid Bidco, Inc., 2021 USD Term Loan (3 month SOFR + 4.500%)	9.776	12-22-27	2,935,086	$2,935,086
WEX, Inc., 2021 Term Loan (1 month SOFR + 2.250%)	7.696	03-31-28	2,247,995	2,250,490
Insurance 1.7%
Acrisure LLC, 2020 Term Loan B (1 month LIBOR + 3.500%)	8.946	02-15-27	1,007,184	986,144
Acrisure LLC, 2021 First Lien Term Loan B (1 month LIBOR + 4.250%)	9.696	02-15-27	2,413,155	2,401,089
AssuredPartners, Inc., 2022 Term Loan B4 (D)	TBD	02-12-27	2,369,033	2,372,989
Asurion LLC, 2022 Term Loan B10 (1 month SOFR + 4.000%)	9.431	08-19-28	4,764,752	4,580,785
Asurion LLC, 2023 Term Loan B11 (1 month SOFR + 4.250%)	9.681	08-19-28	1,236,303	1,192,451
Baldwin Risk Partners LLC, 2021 Term Loan B (1 month SOFR + 3.500%)	8.914	10-14-27	4,426,175	4,394,837
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B (D)	TBD	03-15-30	726,611	727,069
Mortgage real estate investment trusts 1.1%
Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1 (1 month SOFR + 3.500%)	8.946	03-11-28	927,930	862,975
Apollo Commercial Real Estate Finance, Inc., Term Loan B (1 month SOFR + 2.750%)	8.196	05-15-26	515,662	482,144
Blackstone Mortgage Trust, Inc., 2021 Term Loan B2 (1 month SOFR + 2.750%)	8.196	04-23-26	1,999,885	1,959,888
Claros Mortgage Trust, Inc., 2021 Term Loan B (1 month SOFR + 4.500%)	9.914	08-09-26	5,321,447	5,055,375
KREF Holdings X LLC, 2021 Term Loan (1 month SOFR + 3.500%)	8.927	09-01-27	2,350,104	2,297,226
Health care 10.0%				98,908,669
Biotechnology 0.3%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B (1 month SOFR + 2.000%)	7.481	11-15-27	3,091,371	3,050,410
Health care equipment and supplies 0.9%
Auris Luxembourg III Sarl, 2019 USD Term Loan B2 (3 and 6 month LIBOR + 3.750%)	9.122	02-27-26	4,585,245	4,413,298
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care equipment and supplies (continued)
Medline Borrower LP, USD Term Loan B (1 month SOFR + 3.250%)	8.696	10-23-28		4,922,268	$4,916,607
Health care providers and services 4.9%
AHP Health Partners, Inc., 2021 Term Loan B (1 month SOFR + 3.500%)	8.946	08-24-28		2,996,965	2,998,463
Ensemble RCM LLC, Term Loan (3 month SOFR + 3.750%)	9.219	08-03-26		4,439,610	4,442,007
eResearchTechnology, Inc., 2020 1st Lien Term Loan (1 month SOFR + 4.500%)	9.946	02-04-27		5,429,964	5,307,790
Genesis Specialist Care Finance UK, Ltd., 2023 Superpriority DIP New Money Delayed Draw Term Loan (1 month SOFR + 1.500%) (C)	6.814	06-04-24		345,521	345,521
Genesis Specialist Care Finance UK, Ltd., 2023 Superpriority DIP New Money Term Loan (1 month SOFR + 1.500% or 0.000% PIK) (C)	6.932	06-04-24		770,385	770,385
Genesiscare USA Holdings, Inc., 2020 EUR Term Loan B4 (1 month EURIBOR + 4.750%)	8.370	05-14-27	EUR	1,782,202	230,706
Genesiscare USA Holdings, Inc., 2020 USD Term Loan B5 (6 month LIBOR + 5.000%)	10.896	05-14-27		3,403,256	398,657
GHX Ultimate Parent Corp., 2023 Term Loan (3 month SOFR + 4.750%)	10.117	06-30-27		3,520,000	3,513,418
MED ParentCo LP, 1st Lien Term Loan (1 month SOFR + 4.250%)	9.696	08-31-26		2,914,318	2,781,542
National Mentor Holdings, Inc., 2021 2nd Lien Term Loan (3 month SOFR + 7.250%)	12.592	03-02-29		2,136,611	1,239,235
National Mentor Holdings, Inc., 2021 Term Loan (1 and 3 month SOFR + 3.750%)	9.163	03-02-28		7,503,138	6,551,215
National Mentor Holdings, Inc., 2021 Term Loan C (3 month SOFR + 3.750%)	9.092	03-02-28		215,512	188,170
Option Care Health, Inc., 2021 Term Loan B (1 month SOFR + 2.750%)	8.196	10-27-28		3,766	3,774
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month SOFR + 3.250%)	8.681	02-14-25		619,525	613,521
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month SOFR + 3.500%)	8.931	02-14-25		1,440,347	1,428,652
Phoenix Newco, Inc., 2021 1st Lien Term Loan (1 month SOFR + 3.250%)	8.696	11-15-28		5,724,068	5,703,347
18	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
Radnet Management, Inc., 2021 Term Loan (1 month SOFR + 3.000%)	8.446	04-21-28		2,710,767	$2,713,017
Select Medical Corp., 2023 Term Loan B1 (1 month SOFR + 3.000%)	8.320	03-06-27		4,311,885	4,311,885
Sharp Services LLC, 2023 Incremental Term Loan B (D)	TBD	12-31-28		1,862,334	1,857,679
Upstream Newco, Inc., 2021 Term Loan (3 month SOFR + 4.250%)	9.753	11-20-26		1,707,698	1,609,506
WCG Purchaser Corp., 2019 Term Loan (1 month SOFR + 4.000%)	9.320	01-08-27		1,408,466	1,394,029
Life sciences tools and services 0.8%
Maravai Intermediate Holdings LLC, 2022 Term Loan B (3 month SOFR + 3.000%)	8.320	10-19-27		2,766,343	2,655,689
Packaging Coordinators Midco, Inc., 2020 1st Lien Term Loan (3 month SOFR + 3.500%)	9.003	11-30-27		4,962,149	4,934,658
Pharmaceuticals 3.1%
AI Sirona Luxembourg Acquisition Sarl, 2023 EUR Term Loan B (D)	TBD	09-29-28	EUR	1,051,306	1,139,711
Amneal Pharmaceuticals LLC, 2018 Term Loan B (1 month SOFR + 3.500%)	8.946	05-04-25		5,262,561	5,091,528
Curium Bidco Sarl, 2020 USD Term Loan (3 month LIBOR + 4.250%)	9.895	12-02-27		3,108,736	3,102,923
Curium Bidco Sarl, USD Term Loan B (3 month LIBOR + 4.000%)	9.538	07-09-26		2,811,294	2,806,037
Endo Luxembourg Finance Company I Sarl, 2021 Term Loan (B)	0.000	03-27-28		8,275,136	6,040,850
Jazz Financing Lux Sarl, USD Term Loan (1 month SOFR + 3.500%)	8.946	05-05-28		2,567,417	2,567,417
Organon & Company, USD Term Loan (1 month SOFR + 3.000%)	8.431	06-02-28		4,170,557	4,174,478
Padagis LLC, Term Loan B (3 month SOFR + 4.750%)	10.280	07-06-28		3,120,035	3,029,024
Perrigo Investments LLC, Term Loan B (1 month SOFR + 2.250%)	7.681	04-20-29		2,599,114	2,583,520
Industrials 14.6%					144,199,816
Aerospace and defense 2.2%
Bleriot US Bidco, Inc., 2023 Term Loan B (3 month SOFR + 4.000%)	9.593	10-31-28		137,193	137,043
Cobham Ultra SeniorCo Sarl, USD Term Loan B (6 month SOFR + 3.500%)	9.363	08-03-29		1,964,637	1,949,902
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Novaria Holdings LLC, 2022 Incremental Term Loan (1 month SOFR + 7.000%)	12.331	01-27-27	2,310,513	$2,272,251
Novaria Holdings LLC, Term Loan B (6 month SOFR + 5.500%)	10.465	01-27-27	647,772	637,044
Standard Aero, Ltd., 2023 Term Loan B2 (3 month SOFR + 4.000%)	9.315	08-24-28	1,902,987	1,898,724
The NORDAM Group, Inc., Term Loan B (1 month SOFR + 5.600%)	10.931	04-09-26	1,986,255	1,730,524
TransDigm, Inc., 2023 Term Loan I (3 month SOFR + 3.250%)	8.492	08-24-28	4,054,605	4,056,429
Vertex Aerospace Services Corp., 2021 First Lien Term Loan (1 month SOFR + 3.500%)	8.931	12-06-28	3,616,437	3,610,615
WP CPP Holdings LLC, 2018 Term Loan (3 month SOFR + 3.750%)	9.270	04-30-25	5,943,834	5,583,519
Air freight and logistics 0.3%
Rand Parent LLC, 2023 Term Loan B (3 month SOFR + 4.250%)	9.492	03-17-30	2,813,836	2,720,979
Building products 1.9%
AZZ, Inc., Term Loan B (1 month SOFR + 3.750%)	9.081	05-13-29	2,273,043	2,276,453
Cornerstone Building Brands, Inc., 2022 Term Loan (1 month SOFR + 5.625%)	10.936	08-01-28	1,462,967	1,452,610
East West Manufacturing LLC, Term Loan B (3 month SOFR + 5.750%)	11.119	12-22-28	1,938,636	1,589,682
Icebox Holdco III, Inc., 2021 1st Lien Term Loan (3 month SOFR + 3.750%)	9.253	12-22-28	3,426,651	3,392,385
Lakeshore Learning Materials LLC, Term Loan (1 month SOFR + 3.500%)	8.946	09-29-28	4,057,129	4,021,629
Wilsonart LLC, 2021 Term Loan E (3 month LIBOR + 3.500%)	8.710	12-31-26	6,333,427	6,282,380
Commercial services and supplies 5.0%
AEA International Holdings Luxembourg Sarl, Term Loan B (3 month SOFR + 3.750%)	9.253	09-07-28	3,994,911	3,989,917
Anticimex Global AB, 2021 USD Incremental Term Loan (3 month SOFR + 3.650%)	8.950	11-16-28	4,337,635	4,315,947
AVSC Holding Corp., 2020 Term Loan B2 (1 month SOFR + 5.500% or 1.000% PIK)	9.931	10-15-26	5,030,554	4,867,061
Cimpress USA, Inc., USD Term Loan B (1 month SOFR + 3.500%)	8.946	05-17-28	3,424,994	3,378,860
20	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Comet Bidco, Ltd., 2018 USD Term Loan B (1 month LIBOR + 5.000%)	10.193	09-30-27	7,032,190	$6,736,627
Element Materials Technology Group US Holdings, Inc., 2022 USD Delayed Draw Term Loan (3 month SOFR + 4.250%)	9.592	07-06-29	2,208,879	2,159,180
Element Materials Technology Group US Holdings, Inc., 2022 USD Term Loan (3 month SOFR + 4.250%)	9.592	07-06-29	4,785,905	4,678,223
New SK Holdco Sub LLC, 2022 PIK Term Loan (1 month SOFR + 6.850% or 1.500% PIK)	12.164	06-30-27	6,591,799	6,196,291
Tempo Acquisition LLC, 2022 Term Loan B (1 month SOFR + 3.000%)	8.331	08-31-28	2,366,556	2,369,514
Thevelia US LLC, USD Term Loan B (2 month SOFR + 4.750%)	9.507	06-18-29	1,250,675	1,250,675
Viad Corp., Initial Term Loan (1 month SOFR + 5.000%)	10.446	07-30-28	3,284,743	3,190,307
Wand NewCo 3, Inc., 2020 Term Loan (1 month SOFR + 2.750%)	8.181	02-05-26	3,898,261	3,890,152
Win Waste Innovations Holdings, Inc., 2021 Term Loan B (1 month SOFR + 2.750%)	8.196	03-24-28	2,613,740	2,247,084
Construction and engineering 1.4%
Aegion Corp., Term Loan (1 month SOFR + 4.750%)	10.070	05-17-28	3,166,211	3,135,878
Amentum Government Services Holdings LLC, 2022 Term Loan (1 month SOFR + 4.000%)	9.314	02-15-29	1,883,048	1,839,117
Amentum Government Services Holdings LLC, Term Loan B (1 month SOFR + 4.000%)	9.446	01-29-27	1,710,223	1,693,120
DG Investment Intermediate Holdings 2, Inc., 2021 Term Loan (1 month SOFR + 3.750%)	9.196	03-31-28	191	188
Legence Holdings LLC, 2021 Term Loan (1 month SOFR + 3.750%)	9.181	12-16-27	1,200,511	1,187,857
TRC Companies, Inc., 2021 1st Lien Term Loan (1 month SOFR + 3.750%)	9.196	12-08-28	2,398,860	2,376,382
USIC Holdings, Inc., 2021 Term Loan (1 month SOFR + 3.500%)	8.946	05-12-28	3,839,292	3,739,202
Electrical equipment 0.2%
Creation Technologies, Inc., 2021 Term Loan (3 month SOFR + 5.500%)	11.012	10-05-28	2,578,035	2,429,798
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Ground transportation 0.4%
Uber Technologies, Inc., 2023 Term Loan B (3 month SOFR + 2.750%)	8.018	03-03-30	4,213,802	$4,218,353
Machinery 2.3%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan (3 month SOFR + 4.750%)	10.254	06-23-28	4,834,609	4,769,632
Brown Group Holding LLC, Term Loan B (1 month SOFR + 2.750%)	7.820	06-07-28	4,899,854	4,838,606
Crosby US Acquisition Corp., Term Loan B (1 month SOFR + 4.750%)	10.164	06-26-26	3,527,483	3,527,483
Engineered Components & Systems LLC, Term Loan (1 month SOFR + 6.000%)	11.429	08-02-28	2,359,570	2,330,075
Pro Mach Group, Inc., 2021 Term Loan B (1 month SOFR + 4.000%)	9.446	08-31-28	3,733,675	3,739,276
Star US Bidco LLC, Term Loan B (1 month SOFR + 4.250%)	9.681	03-17-27	3,606,181	3,601,673
Passenger airlines 0.2%
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	9.292	04-21-28	1,980,613	1,983,089
Professional services 0.2%
Creative Artists Agency LLC, 2023 Term Loan B (1 month SOFR + 3.500%)	8.831	11-27-28	1,479,574	1,477,724
Transportation infrastructure 0.5%
Dynasty Acquisition Company, Inc., 2023 Term Loan B1 (D)	TBD	08-24-28	4,440,303	4,430,356
Information technology 18.6%				183,343,551
Communications equipment 0.5%
Venga Finance Sarl, 2021 USD Term Loan B (3 month SOFR + 4.750%)	10.434	06-28-29	4,837,305	4,770,792
Electronic equipment, instruments and components 0.8%
C&D Technologies, Inc., Term Loan B (1 month SOFR + 5.750%)	11.195	12-20-25	2,581,636	2,477,441
Robertshaw US Holding Corp., 2023 PIK First Out New Money Term Loan (3 month SOFR + 3.000% or 5.000% PIK)	8.342	02-28-27	1,438,742	1,438,742
Robertshaw US Holding Corp., 2023 Second Out Term Loan (3 month SOFR + 7.000%)	12.342	02-28-27	4,482,624	3,877,470
IT services 2.1%
EP Purchaser LLC, 2021 Term Loan B (3 month SOFR + 3.500%)	9.003	11-06-28	3,141,129	3,042,968
Gainwell Acquisition Corp., Term Loan B (3 month SOFR + 4.000%)	9.342	10-01-27	6,170,904	6,068,714
22	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services (continued)
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	9.196	07-11-25		4,183,039	$4,176,932
Sabre GLBL, Inc., 2021 Term Loan B1 (1 month SOFR + 3.500%)	8.946	12-17-27		1,106,874	969,068
Sabre GLBL, Inc., 2021 Term Loan B2 (1 month SOFR + 3.500%)	8.946	12-17-27		1,725,196	1,510,409
TGG TS Acquisition Company, 2018 Term Loan B (1 month SOFR + 6.500%)	11.946	12-14-25		1,998,176	1,904,262
Verscend Holding Corp., 2021 Term Loan B (1 month SOFR + 4.000%)	9.446	08-27-25		3,322,128	3,317,975
Software 14.8%
Access CIG LLC, 2023 Term Loan (1 month SOFR + 5.000%)	10.331	08-18-28		2,305,808	2,258,724
AppLovin Corp., 2021 Term Loan B (1 month SOFR + 3.100%)	8.431	10-25-28		140,088	139,738
AppLovin Corp., 2023 Term Loan B (3 month SOFR + 3.100%)	8.465	08-14-30		3,095,621	3,084,786
Avaya, Inc., 2023 Exit Term Loan (1 month SOFR + 8.500% or 7.000% PIK)	13.831	08-01-28		16,837	13,954
Azalea TopCo, Inc., 2021 Term Loan B (1 and 3 month SOFR + 3.750%)	9.196	07-24-26		1,502,607	1,463,795
Azalea TopCo, Inc., Term Loan (1 month SOFR + 3.500%)	8.820	07-24-26		1,678,616	1,638,330
Barracuda Networks, Inc., 2022 Term Loan (3 month SOFR + 4.500%)	9.869	08-15-29		3,298,319	3,247,294
Boxer Parent Company, Inc., 2021 USD Term Loan (1 month SOFR + 3.750%)	9.196	10-02-25		3,259,355	3,256,715
Castle US Holding Corp., USD Term Loan B (1 and 3 month SOFR + 3.750%)	9.434	01-29-27		3,765,839	2,814,965
Central Parent, Inc., 2022 USD Term Loan B (3 month SOFR + 4.250%)	9.492	07-06-29		5,707,172	5,708,542
Constant Contact, Inc., Term Loan (3 month SOFR + 4.000%)	9.561	02-10-28		4,705,612	4,510,329
Cornerstone OnDemand, Inc., 2021 Term Loan (3 month SOFR + 3.750%)	9.253	10-16-28		3,799,541	3,607,968
Dcert Buyer, Inc., 2019 Term Loan B (1 month SOFR + 4.000%)	9.331	10-16-26		4,377,075	4,357,859
Dedalus Finance GmbH, 2021 EUR Term Loan B2 (6 month EURIBOR + 3.750%)	7.712	07-17-27	EUR	2,043,716	2,081,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Dodge Data & Analytics LLC, 2022 Term Loan (3 month SOFR + 4.750%)	10.142	02-23-29	3,499,148	$2,819,718
Epicor Software Corp., 2020 Term Loan (1 month SOFR + 3.250%)	8.696	07-30-27	4,164,671	4,156,342
FinThrive Software Intermediate Holdings, Inc., 2021 2nd Lien Term Loan (1 month SOFR + 6.750%)	12.581	12-17-29	1,318,744	802,785
FinThrive Software Intermediate Holdings, Inc., 2021 Term Loan (1 month SOFR + 4.000%)	9.446	12-18-28	4,851,925	4,104,729
Gen Digital, Inc., 2022 Term Loan B (1 month SOFR + 2.000%)	7.431	09-12-29	2,274,610	2,270,060
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4 (1 month SOFR + 4.000%)	9.446	12-01-27	5,707,476	5,703,937
Helios Software Holdings, Inc., 2023 Term Loan B (3 month SOFR + 4.250%)	9.601	07-18-30	1,706,726	1,689,130
ION Trading Finance, Ltd., 2021 USD Term Loan (3 month SOFR + 4.750%)	10.092	04-03-28	1,936,144	1,894,188
Ivanti Software, Inc., 2021 Add On Term Loan B (3 month SOFR + 4.000%)	9.538	12-01-27	2,185,870	1,831,343
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan (3 month SOFR + 5.000%)	10.631	07-27-28	5,470,501	4,073,828
Marcel Bidco LLC, USD Term Loan B1 (3 month SOFR + 3.250%)	8.424	03-15-26	3,378,109	3,365,441
Mavenir Systems, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	10.389	08-18-28	1,942,372	1,463,578
McAfee Corp., 2022 USD Term Loan B (1 month SOFR + 3.750%)	9.168	03-01-29	5,112,429	5,010,181
Mitchell International, Inc., 2021 Term Loan B (1 month SOFR + 3.750%)	9.138	10-15-28	4,391,648	4,320,283
Mitnick Corporate Purchaser, Inc., Term Loan (3 month SOFR + 4.500%)	9.969	05-02-29	2,400,000	2,296,008
Monotype Imaging Holdings, Inc., 2021 Term Loan B (3 month SOFR + 5.000%)	10.342	10-09-26	4,894,487	4,894,487
Open Text Corp., 2023 Term Loan B (1 month SOFR + 2.750%)	8.138	01-31-30	2,954,336	2,955,990
Orchid Finco LLC, Term Loan (3 month SOFR + 4.750%)	10.142	07-27-27	3,796,927	2,738,534
24	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Orion Advisor Solutions, Inc., 2021 Term Loan (3 month SOFR + 3.750%)	9.381	09-24-27	2,587,431	$2,464,528
Peraton Corp., Term Loan B (1 month SOFR + 3.750%)	9.181	02-01-28	6,864,954	6,790,949
Project Boost Purchaser LLC, 2019 Term Loan B (1 month SOFR + 3.500%)	8.946	06-01-26	3,915,724	3,908,871
Project Leopard Holdings, Inc., 2022 USD Term Loan B (3 month SOFR + 5.250%)	10.719	07-20-29	2,139,961	1,966,089
Proofpoint, Inc., 1st Lien Term Loan (1 month SOFR + 3.250%)	8.696	08-31-28	3,928,249	3,885,902
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	9.769	02-01-29	3,334,079	2,722,276
Red Planet Borrower LLC, Term Loan B (1 month SOFR + 3.750%)	9.181	10-02-28	2,095,362	1,973,998
SolarWinds Holdings, Inc., 2022 Term Loan B (1 month SOFR + 3.750%)	9.081	02-05-27	4,636,923	4,638,175
Sophia LP, 2021 Term Loan B (3 month LIBOR + 3.500%)	9.038	10-07-27	2,422,633	2,417,085
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month SOFR + 1.750%)	7.196	04-16-25	715,274	715,202
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month SOFR + 1.750%)	7.196	04-16-25	675,419	675,351
SS&C Technologies, Inc., 2018 Term Loan B5 (1 month SOFR + 1.750%)	7.196	04-16-25	306,201	306,073
SS&C Technologies, Inc., 2022 Term Loan B6 (1 month SOFR + 2.250%)	7.681	03-22-29	252,767	252,588
SS&C Technologies, Inc., 2022 Term Loan B7 (1 month SOFR + 2.250%)	7.681	03-22-29	380,969	380,699
Symplr Software, Inc., 2020 Term Loan (3 month SOFR + 4.500%)	9.969	12-22-27	4,126,494	3,664,863
UKG, Inc., Term Loan B (3 month SOFR + 3.750%)	9.219	05-04-26	2,602,614	2,601,521
Veritas US, Inc., 2021 USD Term Loan B (1 month SOFR + 5.000%)	10.446	09-01-25	4,073,766	3,425,915
VS Buyer LLC, Term Loan B (1 month SOFR + 3.250%)	8.681	02-28-27	2,997,255	2,959,789
Weld North Education LLC, 2021 Term Loan B (1 month SOFR + 3.750%)	9.196	12-21-27	5,348,447	5,276,029
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	25

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals 0.4%
Electronics For Imaging, Inc., Term Loan (1 month LIBOR + 5.000%)	10.210	07-23-26		6,417,272	$4,188,104
Materials 7.0%					68,745,445
Chemicals 3.4%
Ascend Performance Materials Operations LLC, 2021 Term Loan B (3 month SOFR + 4.750%)	9.715	08-27-26		2,122,626	2,068,562
ASP Unifrax Holdings, Inc., EUR Term Loan B (3 month EURIBOR + 3.750%)	7.348	12-12-25	EUR	1,971,405	1,929,269
ASP Unifrax Holdings, Inc., Term Loan B (3 month SOFR + 3.750%)	9.142	12-12-25		452,243	416,191
Cyanco Intermediate 2 Corp., 2023 Term Loan B (1 month SOFR + 4.750%)	10.081	07-10-28		1,574,487	1,577,447
Hyperion Materials & Technologies, Inc., 2021 Term Loan B (1 and 3 month SOFR + 4.250%)	9.825	08-30-28		3,953,473	3,930,425
INEOS Enterprises Holdings US Finco LLC, 2023 USD 1st Lien Term Loan B (3 month SOFR + 3.750%)	9.272	06-23-30		2,417,516	2,382,776
INEOS U.S. Petrochem LLC, 2021 USD Term Loan B (1 month SOFR + 2.750%)	8.196	01-29-26		3,068,912	3,045,895
INEOS US Finance LLC, 2023 USD Term Loan B (1 month SOFR + 3.500%)	8.820	02-18-30		2,747,091	2,725,801
Jadex, Inc., Term Loan (1 month SOFR + 4.750%)	10.196	02-18-28		4,092,561	3,690,999
Kraton Corp., 2022 USD Term Loan (3 month SOFR + 3.250%)	8.766	03-15-29		2,019,403	1,973,118
Olympus Water US Holding Corp., 2021 USD Term Loan B (3 month SOFR + 3.750%)	9.253	11-09-28		1,611,808	1,586,632
Olympus Water US Holding Corp., 2022 Incremental Term Loan (3 month SOFR + 4.500%)	9.842	11-09-28		903,832	898,463
Olympus Water US Holding Corp., 2023 Incremental Term Loan (3 month SOFR + 5.000%)	10.268	11-09-28		1,461,965	1,461,351
Plaskolite PPC Intermediate II LLC, 2021 Term Loan (3 month SOFR + 4.000%)	9.631	12-15-25		262	244
Secure Acquisition, Inc., 2021 Term Loan (3 month LIBOR + 5.000%)	10.538	12-16-28		1,452,945	1,415,415
Tronox Finance LLC, Term Loan B (D)	TBD	08-16-28		1,171,908	1,161,654
Windsor Holdings III LLC, USD Term Loan B (1 month SOFR + 4.500%)	9.818	08-01-30		3,334,236	3,319,666
26	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Construction materials 0.3%
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month SOFR + 2.625%)	8.071	02-01-27		155,516	$155,304
Quikrete Holdings, Inc., 2021 Term Loan B1 (1 month SOFR + 3.000%)	8.320	03-18-29		2,620,934	2,620,777
Containers and packaging 3.0%
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month SOFR + 4.175%)	9.606	04-13-29		3,319,566	3,294,669
Graham Packaging Company, Inc., 2021 Term Loan (1 month SOFR + 3.000%)	8.446	08-04-27		4,643,783	4,630,455
Iris Holding, Inc., Term Loan (3 month SOFR + 4.750%)	10.219	06-28-28		1,660,000	1,494,000
KP Germany Erste GmbH, 2021 EUR Term Loan B (6 month EURIBOR + 4.725%)	8.669	02-12-26	EUR	1,054,788	1,052,522
LABL, Inc., 2021 USD 1st Lien Term Loan (1 month SOFR + 5.000%)	10.431	10-29-28		4,396,500	4,380,013
LTI Holdings, Inc., 2019 Term Loan (1 month SOFR + 4.750%)	10.196	07-24-26		4,271,504	4,140,711
Plaze, Inc., 2019 Term Loan B (1 month SOFR + 3.500%)	8.820	08-03-26		3,530,926	3,363,207
Proampac PG Borrower LLC, 2020 Term Loan (1 and 3 month SOFR + 3.750%)	9.305	11-03-25		3,686,354	3,677,138
TricorBraun Holdings, Inc., 2021 Term Loan (1 month SOFR + 3.250%)	8.696	03-03-28		3,080,662	2,999,795
Metals and mining 0.3%
Vibrantz Technologies, Inc., 2022 Term Loan B (3 month SOFR + 4.250%)	9.698	04-23-29		3,597,851	3,352,946
Utilities 0.3%					2,995,875
Electric utilities 0.3%
Talen Energy Supply LLC, 2023 Term Loan B (3 month SOFR + 4.500%)	9.876	05-17-30		1,714,648	1,716,792

Talen Energy Supply LLC, 2023 Term Loan C (3 month SOFR + 4.500%)	9.876	05-17-30		1,277,486	1,279,083
Corporate bonds 5.1%					$49,700,976
(Cost $64,292,871)
Communication services 1.1%					10,580,122
Diversified telecommunication services 0.6%
Connect Finco SARL (E)	6.750	10-01-26		3,307,000	3,137,207
Iliad Holding SASU (E)	6.500	10-15-26		1,312,000	1,251,891
Iliad Holding SASU (E)	7.000	10-15-28		2,017,000	1,876,951
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	27

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media 0.5%
Sirius XM Radio, Inc. (E)	4.125	07-01-30		2,000,000	$1,630,460
Tele Columbus AG	3.875	05-02-25	EUR	2,818,000	1,925,091
United Group BV (E)	3.625	02-15-28	EUR	834,000	758,522
Consumer discretionary 1.3%					12,549,974
Automobiles 0.3%
Constellation Automotive Financing PLC (E)	4.875	07-15-27	GBP	2,813,000	2,850,606
Leisure products 0.2%
Mattel, Inc. (E)	3.750	04-01-29		2,000,000	1,777,825
Specialty retail 0.8%
F-Brasile SpA (E)	7.375	08-15-26		4,120,000	3,782,164
Maxeda DIY Holding BV (E)	5.875	10-01-26	EUR	162,000	129,598
Maxeda DIY Holding BV	5.875	10-01-26	EUR	2,640,000	2,111,731
Staples, Inc. (E)	7.500	04-15-26		2,294,000	1,898,050
Consumer staples 0.5%					4,973,812
Household products 0.1%
Kronos International, Inc.	3.750	09-15-25	EUR	577,000	567,802
Personal care products 0.4%
Douglas GmbH (E)	6.000	04-08-26	EUR	1,138,000	1,178,461
Douglas GmbH	6.000	04-08-26	EUR	3,117,000	3,227,549
Financials 0.3%					3,126,769
Consumer finance 0.1%
Encore Capital Group, Inc. (E)	4.250	06-01-28	GBP	1,409,000	1,377,958
Mortgage real estate investment trusts 0.2%
Apollo Commercial Real Estate Finance, Inc. (E)	4.625	06-15-29		2,230,000	1,748,811
Industrials 0.5%					5,106,097
Air freight and logistics 0.0%
Rand Parent LLC (E)	8.500	02-15-30		247,000	235,146
Building products 0.3%
JELD-WEN, Inc. (E)	4.625	12-15-25		518,000	502,175
Victors Merger Corp. (E)	6.375	05-15-29		2,898,000	2,086,472
Marine transportation 0.0%
Anarafe SLU (3 month EURIBOR + 1.000% Cash or 3 month EURIBOR + 11.750% PIK) (E)	15.348	03-31-26	EUR	1,152,407	562,326
Trading companies and distributors 0.2%
Beacon Roofing Supply, Inc. (E)	4.125	05-15-29		2,000,000	1,719,978
28	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology 0.2%					$1,810,461
Software 0.2%
ION Trading Technologies Sarl (E)	5.750	05-15-28		1,629,000	1,423,766
Veritas US, Inc. (E)	7.500	09-01-25		472,000	386,695
Materials 1.2%					11,553,741
Chemicals 0.4%
ASP Unifrax Holdings, Inc. (E)	5.250	09-30-28		557,000	376,672
ASP Unifrax Holdings, Inc. (E)	7.500	09-30-29		1,984,000	1,032,764
Trinseo Materials Operating SCA (E)	5.375	09-01-25		3,210,000	2,990,423
Containers and packaging 0.4%
Berry Global, Inc. (E)	4.875	07-15-26		1,900,000	1,833,859
Kleopatra Holdings 2 SCA	6.500	09-01-26	EUR	2,424,000	1,662,226
Metals and mining 0.4%
Midwest Vanadium Proprietary, Ltd. (B)(E)	11.500	02-15-18		5,663,972	11,328

Vibrantz Technologies, Inc. (E)	9.000	02-15-30		4,421,000	3,646,469
Asset backed securities 3.1%					$30,928,988
(Cost $33,000,277)
Asset backed securities 3.1%					30,928,988
Atlas Senior Loan Fund X, Ltd. Series 2018-10A, Class D (3 month CME Term SOFR + 3.012%) (E)(F)	8.320	01-15-31		4,900,000	4,135,164
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class DR (3 month CME Term SOFR + 3.762%) (E)(F)	9.069	10-17-34		850,000	822,147
Hayfin US XIV, Ltd. Series 2021-14A, Class D (3 month CME Term SOFR + 3.912%) (E)(F)	9.238	07-20-34		3,000,000	2,874,258
Jamestown CLO IX, Ltd. Series 2016-9A, Class CRR (3 month CME Term SOFR + 4.162%) (E)(F)	9.513	07-25-34		3,450,000	3,379,096
Jamestown CLO XVI, Ltd. Series 2021-16A, Class D (3 month CME Term SOFR + 3.912%) (E)(F)	9.263	07-25-34		3,100,000	2,966,805
Marble Point CLO XI, Ltd. Series 2017-2A, Class D (3 month CME Term SOFR + 3.062%) (E)(F)	8.371	12-18-30		2,500,000	2,103,095
Northwoods Capital XVII, Ltd. Series 2018-17A, Class D (3 month CME Term SOFR + 3.112%) (E)(F)	8.457	04-22-31		1,350,000	1,213,493
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Parallel, Ltd. Series 2020-1A, Class CR (3 month CME Term SOFR + 3.662%) (E)(F)	8.988	07-20-34	1,350,000	$1,296,398
Sculptor CLO XXVII, Ltd. Series 27A, Class D (3 month CME Term SOFR + 3.962%) (E)(F)	9.288	07-20-34	3,550,000	3,333,102
Shackleton XIV CLO, Ltd. Series 2019-14A, Class DR (3 month CME Term SOFR + 3.962%) (E)(F)	9.288	07-20-34	2,950,000	2,876,979
TCW CLO, Ltd. Series 2020-1A, Class DRR (3 month CME Term SOFR + 3.662%) (E)(F)	8.988	04-20-34	1,300,000	1,254,958
Wellfleet CLO, Ltd.
Series 2020-2A, Class DR (3 month CME Term SOFR + 4.062%) (E)(F)	9.369	07-15-34	2,900,000	2,638,368
Series 2021-2A, Class D (3 month CME Term SOFR + 3.862%) (E)(F)	9.169	07-15-34	2,200,000	2,035,125

	Shares	Value
Common stocks 0.2%		$2,186,802
(Cost $5,630,443)
Communication services 0.2%		1,916,648
Entertainment 0.2%
Cineworld Group PLC (G)	80,799	1,701,862
Technicolor Creative Studios SA (G)	94,449	214,786
Consumer discretionary 0.0%		96,645
Hotels, restaurants and leisure 0.0%
NPC International, Inc. (C)(G)	120,071	96,645
Financials 0.0%		5
Insurance 0.0%
Jubilee Topco, Ltd. (C)(G)	4,772,269	5
Industrials 0.0%		11,677
Marine transportation 0.0%
Naviera Armas SA, Class A2 (C)(G)	2,453	0
Naviera Armas SA, Class A3 (G)	430	5,129
Naviera Armas SA, Class B2 (C)(G)	3,126	0
Naviera Armas SA, Class B3 (G)	549	6,548
30	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology 0.0%		$161,827
Communications equipment 0.0%
Vantiva SA (G)	849,152	155,624
Software 0.0%

Avaya Holdings Corp. (G)	809	6,203
Exchange-traded funds 4.1%		$39,787,680
(Cost $39,535,801)
Invesco Senior Loan ETF	1,411,393	29,766,279
SPDR Blackstone Senior Loan ETF	237,925	10,021,401

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $0)
Magellan Health, Inc. (C)(G)	3,400,000	0

	Yield (%)	Shares	Value
Short-term investments 3.4%			$33,804,673
(Cost $33,804,673)
Short-term funds 3.4%			33,804,673
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(H)	33,804,673	33,804,673

Total investments (Cost $1,016,993,353) 97.7%			$962,868,160
Other assets and liabilities, net 2.3%			23,020,902
Total net assets 100.0%			$985,889,062

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(B)	Non-income producing - Issuer is in default.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	31

(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	The rate shown is the annualized seven-day yield as of 8-31-23.
32	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	840,000	USD	922,885	CITI	3/27/2024	—	$(2,294)
EUR	14,960,000	USD	16,677,248	CITI	3/28/2024	—	(281,167)
GBP	5,180,000	USD	6,650,717	CITI	10/10/2023	—	(87,749)
USD	1,964,466	EUR	1,760,000	CITI	3/27/2024	$35,609	—
USD	59,178,279	EUR	54,210,000	CITI	3/28/2024	—	(235,595)
USD	15,627,341	GBP	12,260,000	CITI	10/10/2023	94,139	—
						$129,748	$(606,805)

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
OTC	Over-the-counter
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $1,017,438,574. Net unrealized depreciation aggregated to $55,047,471, of which $5,916,994 related to gross unrealized appreciation and $60,964,465 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	33

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $1,016,993,353)	$962,868,160
Unrealized appreciation on forward foreign currency contracts	129,748
Cash	12,458,285
Foreign currency, at value (Cost $4,848,697)	4,781,755
Collateral segregated at custodian for OTC derivative contracts	2,135,284
Interest receivable	9,019,339
Receivable for fund shares sold	1,151,580
Receivable for investments sold	20,807,994
Receivable for securities lending income	2,646
Receivable from affiliates	5,370
Other assets	84,730
Total assets	1,013,444,891
Liabilities
Unrealized depreciation on forward foreign currency contracts	606,805
Distributions payable	45,493
Payable for investments purchased	24,652,173
Payable for fund shares repurchased	2,060,582
Payable to affiliates
Accounting and legal services fees	48,835
Transfer agent fees	39,491
Trustees’ fees	66
Other liabilities and accrued expenses	102,384
Total liabilities	27,555,829
Net assets	$985,889,062
Net assets consist of
Paid-in capital	$1,524,977,079
Total distributable earnings (loss)	(539,088,017)
Net assets	$985,889,062

34	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($132,262,518 ÷ 17,249,936 shares)[1]	$7.67
Class C ($13,003,828 ÷ 1,689,144 shares)[1]	$7.70
Class I ($275,205,082 ÷ 35,932,063 shares)	$7.66
Class R6 ($81,959,029 ÷ 10,682,633 shares)	$7.67
Class 1 ($15,174,600 ÷ 1,981,583 shares)	$7.66
Class NAV ($468,284,005 ÷ 61,070,266 shares)	$7.67
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$7.87

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	35

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Interest	$112,027,641
Dividends	3,157,779
Securities lending	60,695
Other income	226
Total investment income	115,246,341
Expenses
Investment management fees	8,405,559
Distribution and service fees	499,953
Line of credit fees	345,120
Accounting and legal services fees	261,124
Transfer agent fees	518,263
Trustees’ fees	36,013
Custodian fees	192,531
State registration fees	123,660
Printing and postage	60,599
Professional fees	179,882
Other	276,650
Total expenses	10,899,354
Less expense reductions	(1,477,152)
Net expenses	9,422,202
Net investment income	105,824,139
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(97,062,867)
Affiliated investments	(2,445)
Realized loss on investments not meeting investment restrictions	(528,100)
Reimbursement from subadvisor for loss on investments not meeting investment restrictions	528,100
Forward foreign currency contracts	(494,492)
(97,559,804)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	78,178,520
Affiliated investments	3,810
Forward foreign currency contracts	(5,839,690)
72,342,640
Net realized and unrealized loss	(25,217,164)
Increase in net assets from operations	$80,606,975
36	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$105,824,139	$86,944,997
Net realized loss	(97,559,804)	(17,999,009)
Change in net unrealized appreciation (depreciation)	72,342,640	(118,402,997)
Increase (decrease) in net assets resulting from operations	80,606,975	(49,457,009)
Distributions to shareholders
From earnings
Class A	(12,318,733)	(6,741,097)
Class C	(1,344,832)	(794,453)
Class I	(26,560,729)	(22,133,222)
Class R6	(21,036,355)	(22,072,207)
Class 1	(1,386,108)	(800,303)
Class NAV	(55,312,802)	(46,730,483)
Total distributions	(117,959,559)	(99,271,765)
From fund share transactions	(867,790,123)	289,452,146
Total increase (decrease)	(905,142,707)	140,723,372
Net assets
Beginning of year	1,891,031,769	1,750,308,397
End of year	$985,889,062	$1,891,031,769
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	37

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.75	$8.30	$7.89	$8.28	$8.43
Net investment income[1]	0.63	0.34	0.30	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.02)	(0.51)	0.36	(0.36)	(0.16)
Total from investment operations	0.61	(0.17)	0.66	—	0.24
Less distributions
From net investment income	(0.69)	(0.38)	(0.25)	(0.39)	(0.39)
Net asset value, end of period	$7.67	$7.75	$8.30	$7.89	$8.28
Total return (%)[2,3]	8.52	(2.05)	8.41	0.11	2.96
Ratios and supplemental data
Net assets, end of period (in millions)	$132	$148	$118	$89	$109
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16[4]	1.10	1.12	1.17[5]	1.16
Expenses including reductions	1.02[4]	1.01	1.00	0.99[5]	1.06
Net investment income	8.31	4.18	3.71	4.49	4.77
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Includes interest expense of 0.02%.
[5]	Includes reimbursement of legal fees of 0.01%.
38	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.78	$8.33	$7.92	$8.32	$8.47
Net investment income[1]	0.57	0.27	0.25	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	(0.50)	0.34	(0.37)	(0.15)
Total from investment operations	0.56	(0.23)	0.59	(0.07)	0.18
Less distributions
From net investment income	(0.64)	(0.32)	(0.18)	(0.33)	(0.33)
Net asset value, end of period	$7.70	$7.78	$8.33	$7.92	$8.32
Total return (%)[2,3]	7.71	(2.76)	7.58	(0.74)	2.20
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$19	$22	$39	$71
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91[4]	1.85	1.87	1.92[5]	1.91
Expenses including reductions	1.77[4]	1.76	1.75	1.74[5]	1.81
Net investment income	7.51	3.37	3.00	3.77	3.99
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Includes interest expense of 0.02%.
[5]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	39

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.74	$8.29	$7.89	$8.28	$8.43
Net investment income[1]	0.64	0.35	0.31	0.38	0.41
Net realized and unrealized gain (loss) on investments	(0.01)	(0.50)	0.35	(0.36)	(0.15)
Total from investment operations	0.63	(0.15)	0.66	0.02	0.26
Less distributions
From net investment income	(0.71)	(0.40)	(0.26)	(0.41)	(0.41)
Net asset value, end of period	$7.66	$7.74	$8.29	$7.89	$8.28
Total return (%)[2]	8.77	(1.83)	8.52	0.34	3.19
Ratios and supplemental data
Net assets, end of period (in millions)	$275	$454	$252	$49	$66
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90[3]	0.85	0.87	0.92[4]	0.92
Expenses including reductions	0.79[3]	0.78	0.77	0.76[4]	0.83
Net investment income	8.43	4.42	3.84	4.72	4.94
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.02%.
[4]	Includes reimbursement of legal fees of 0.01%.
40	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.75	$8.30	$7.89	$8.29	$8.43
Net investment income[1]	0.63	0.37	0.32	0.39	0.42
Net realized and unrealized gain (loss) on investments	0.01	(0.51)	0.36	(0.37)	(0.14)
Total from investment operations	0.64	(0.14)	0.68	0.02	0.28
Less distributions
From net investment income	(0.72)	(0.41)	(0.27)	(0.42)	(0.42)
Net asset value, end of period	$7.67	$7.75	$8.30	$7.89	$8.29
Total return (%)[2]	8.89	(1.71)	8.77	0.33	3.44
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$505	$342	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80[3]	0.74	0.77	0.81[4]	0.81
Expenses including reductions	0.68[3]	0.66	0.66	0.65[4]	0.71
Net investment income	8.32	4.57	3.93	4.88	5.06
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.02%.
[4]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	41

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.74	$8.29	$7.88	$8.28	$8.42
Net investment income[1]	0.65	0.36	0.33	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.01)	(0.50)	0.35	(0.36)	(0.14)
Total from investment operations	0.64	(0.14)	0.68	0.02	0.28
Less distributions
From net investment income	(0.72)	(0.41)	(0.27)	(0.42)	(0.42)
Net asset value, end of period	$7.66	$7.74	$8.29	$7.88	$8.28
Total return (%)[2]	8.85	(1.76)	8.74	0.29	3.39
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$16	$15	$16	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84[3]	0.78	0.81	0.85[4]	0.84
Expenses including reductions	0.72[3]	0.70	0.70	0.69[4]	0.75
Net investment income	8.63	4.46	4.04	4.82	5.07
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.02%.
[4]	Includes reimbursement of legal fees of 0.01%.
42	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.75	$8.30	$7.89	$8.29	$8.44
Net investment income[1]	0.65	0.36	0.33	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.01)	(0.50)	0.35	(0.36)	(0.15)
Total from investment operations	0.64	(0.14)	0.68	0.02	0.27
Less distributions
From net investment income	(0.72)	(0.41)	(0.27)	(0.42)	(0.42)
Net asset value, end of period	$7.67	$7.75	$8.30	$7.89	$8.29
Total return (%)[2]	8.89	(1.72)	8.78	0.34	3.32
Ratios and supplemental data
Net assets, end of period (in millions)	$468	$749	$1,001	$583	$648
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79[3]	0.73	0.76	0.80[4]	0.79
Expenses including reductions	0.68[3]	0.67	0.66	0.65[4]	0.71
Net investment income	8.59	4.42	4.03	4.80	5.08
Portfolio turnover (%)	28	52	59	81	120

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.02%.
[4]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	43

Notes to financial statements
Note 1—Organization
John Hancock Floating Rate Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot
44	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Term loans	$806,459,041	—	$805,343,135	$1,115,906
Corporate bonds	49,700,976	—	49,700,976	—
Asset backed securities	30,928,988	—	30,928,988	—
Common stocks	2,186,802	—	2,090,152	96,650
Exchange-traded funds	39,787,680	$39,787,680	—	—
Escrow certificates	—	—	—	—
Short-term investments	33,804,673	33,804,673	—	—
Total investments in securities	$962,868,160	$73,592,353	$888,063,251	$1,212,556
Derivatives:
Assets
Forward foreign currency contracts	$129,748	—	$129,748	—
Liabilities
Forward foreign currency contracts	(606,805)	—	(606,805)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	45

in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2023, the fund had $724,743 in unfunded loan commitments outstanding.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
During the year ended August 31, 2023, the fund realized a loss of $528,100 on the disposal of investments not meeting the fund’s investment guidelines, which was reimbursed by the subadvisor.
46	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2023, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million ($200 million is dedicated to the fund), subject to asset coverage and other limitations as specified in the agreement. Prior to July 17, 2023, $250 million was dedicated to the fund. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Line of credit fees on the Statement of operations. Commitment fees for the year ended August 31, 2023, were $345,120.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	47

As of August 31, 2023, the fund had no borrowings outstanding under the line of credit. During the year ended August 31, 2023, interest expense, included in "Other" expenses in the Statement of Operations, amounted to $187,870, and average borrowings under the line of credit and the effective average interest rate were $39,829,268 and 4.20%, respectively.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $66,569,409 and a long-term capital loss carryforward of $411,936,943 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $5,600,372 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$117,959,559	$99,271,765
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, amortization and accretion on debt securities and distributions payable.
48	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	49

During the year ended August 31, 2023, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $101.0 million to $240.7 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$129,748	$(606,805)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
 Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$(494,492)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$(5,839,690)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
50	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.680% of the first $1.10 billion of the fund’s average daily net assets; (b) 0.630% of the next $1.90 billion of the fund’s average daily net assets; (c) 0.605% of the next $1.50 billion of the fund’s average daily net assets; (d) 0.590% of the next $1.50 billion of the fund’s average daily net assets and (e) 0.570% of the fund’s average daily net assets in excess of $6.00 billion. The Advisor has a subadvisory agreement with BCSF Advisors, LP (Bain Capital Credit) (Subadvisor). The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding 12b-1 fees, service fee, transfer agent fee, brokerage commissions, prime brokerage fees, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business, and all other class level expenses. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of Class A, Class C, Class I, Class R6, Class 1 and Class NAV shares exceed 1.00%, 1.75%, 0.77%, 0.66%, 0.70% and 0.66%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6, Class 1 and Class NAV shares” means all expenses of the fund attributable to the applicable class plus class specific expenses, excluding interest expense, acquired fund fees, brokerage commissions, prime brokerage fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$192,174
Class C	22,387
Class I	333,730
Class R6	241,704
Class	Expense reduction
Class 1	$18,954
Class NAV	668,203
Total	$1,477,152

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.55% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	51

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $47,055 for the year ended August 31, 2023. Of this amount, $9,728 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $37,327 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $11,235 and $3,028 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$334,232	$153,841
Class C	158,416	18,208
Class I	—	327,302
Class R6	—	18,912
Class 1	7,305	—
Total	$499,953	$518,263
52	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$16,458,333	12	3.734%	$(20,484)
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,461,202	$33,675,926	10,434,447	$84,749,925
Distributions reinvested	1,581,943	11,875,881	806,177	6,433,481
Repurchased	(7,863,503)	(59,259,786)	(6,377,777)	(50,892,346)
Net increase (decrease)	(1,820,358)	$(13,707,979)	4,862,847	$40,291,060
Class C shares
Sold	369,286	$2,790,311	980,306	$7,931,110
Distributions reinvested	174,240	1,312,229	97,294	781,387
Repurchased	(1,280,485)	(9,686,247)	(1,254,225)	(10,141,370)
Net decrease	(736,959)	$(5,583,707)	(176,625)	$(1,428,873)
Class I shares
Sold	17,592,037	$133,126,728	62,172,144	$505,445,207
Distributions reinvested	3,511,156	26,314,458	2,720,474	21,648,456
Repurchased	(43,859,656)	(329,990,420)	(36,607,154)	(287,313,849)
Net increase (decrease)	(22,756,463)	$(170,549,234)	28,285,464	$239,779,814
Class R6 shares
Sold	2,764,690	$20,712,475	30,172,801	$244,461,199
Distributions reinvested	2,775,511	20,774,532	2,770,898	22,067,012
Repurchased	(60,078,059)	(450,848,904)	(8,915,038)	(70,409,551)
Net increase (decrease)	(54,537,858)	$(409,361,897)	24,028,661	$196,118,660
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	53

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	383,396	$2,886,060	1,106,159	$8,911,905
Distributions reinvested	184,832	1,386,108	100,198	800,303
Repurchased	(683,135)	(5,126,711)	(979,229)	(7,911,628)
Net increase (decrease)	(114,907)	$(854,543)	227,128	$1,800,580
Class NAV shares
Sold	519,887	$3,922,350	3,557,207	$29,092,698
Distributions reinvested	7,372,704	55,312,802	5,822,481	46,730,483
Repurchased	(43,446,863)	(326,967,915)	(33,440,597)	(262,932,276)
Net decrease	(35,554,272)	$(267,732,763)	(24,060,909)	$(187,109,095)
Total net increase (decrease)	(115,520,817)	$(867,790,123)	33,166,566	$289,452,146
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV, and 2% of Class R6 on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $327,954,378 and $1,247,094,124, respectively, for the year ended August 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 47.5% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	18.0%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	9.7%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	8.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	7.9%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
54	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$6,838,815	$97,991,862	$(104,832,042)	$(2,445)	$3,810	$60,695	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Floating Rate Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
56	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	57

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Bain Capital Credit (the Subadvisor), for John Hancock Floating Rate Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
58	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
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(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the three- and five-year periods and underperformed for the one- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three-, five- and ten-year periods and relative to its peer group median for the one- and ten-year periods. The Board also noted that the fund’s longer term performance in part reflects that of the previous subadvisor. The Board concluded that the fund’s performance is being monitored and reasonably addressed where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are equal to the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also noted recent actions taken to reduce the fund’s fees and expenses and that the fund’s lower fees and expenses were not fully reflected in the comparative information provided by the independent third-party. The Board also took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across
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the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
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The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Floating Rate Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, BCSF Advisors, LP (“Bain Capital Credit”) (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
70	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
BCSF Advisors, LP (“Bain Capital Credit”)
Portfolio Managers
Andrew Carlino
Kim Harris
Nate Whittier
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	71

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Floating Rate Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099579	328A 8/23
10/2023

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year, August 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $67,587

2022: $64,717

(b) Audit related fees:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, and reviews related to supplemental regulatory filings. Amounts billed to the registrant for the fiscal years ended August 31, 2023 and 2022 were as follows:

2023: $613

2022: $898

Amounts billed to control affiliates were $127,376 and $129,201 for the fiscal years ended August 31, 2023 and 2022, respectively.

(c) Tax fees:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $0

2022: $0

(d) All other fees:

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2023 and 2022:

2023: $0

2022: $371

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended August 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,418,917 for the fiscal year ended August 31, 2023 and $789,217 for the fiscal year ended August 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable

(j)Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

Hassell H. McClellan – Member of the Audit Committee as of September 26, 2023 Patricia Lizarraga – effective September 20, 2022 to September 21, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not Applicable

(b)Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: October 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: October 30, 2023

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: October 30, 2023